SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)    March 17, 2005

                                             LSB INDUSTRIES, INC.
                                (Exact name of registrant as specified in its charter)

           Delaware                              1-7677                             73-1015226
        (State or other                      (Commission File                    (IRS Employer
         jurisdiction of                        Number)                         Identification No.)
         incorporation)

        16 South Pennsylvania Avenue, Oklahoma City, Oklahoma                         73107
         (Address of principal executive offices)                                  (Zip Code)

        Registrant's telephone number, including area code (405) 235-4546

                                                    Not applicable
                        (Former name or former address, if changed since last report)

Item 9.01     Financial Statements and Exhibits

       (c)     Exhibits

               Exhibit Number             Description
                99.1                       Press release dated March 17, 2005

Item 2.02     Results of Operations and Financial Condition.

On March 17, 2005, LSB Industries, Inc. (the "Company") issued a press release to report its financial results for the year ended December 31, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto is being furnished under Item 9 and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            LSB INDUSTRIES, INC.

                                                            By:  /s/ Jim D. Jones
                                                                Jim D. Jones,
                                                                Senior Vice President and
                                                                (Chief Accounting Officer)